UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016 (August 25, 2016)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering

On August 25, 2016, XPO Logistics, Inc. (“XPO”) completed its previously announced private placement of $535 million aggregate principal amount of 6.125% senior notes due September 1, 2023 (the “New Notes”). The New Notes were issued pursuant to an indenture dated as of August 25, 2016 (the “Indenture”) among XPO, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

The New Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The offering of the New Notes has not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The New Notes will bear interest at a rate of 6.125% per annum payable semiannually, in cash in arrears, on March 1 and September 1 of each year, commencing March 1, 2017. The New Notes will mature on September 1, 2023.

The New Notes will be guaranteed by each of XPO’s direct and indirect wholly owned restricted subsidiaries (other than certain excluded subsidiaries) that are obligors under, or guarantee obligations under, XPO’s existing revolving credit facility or existing term loan facility (or certain replacements thereof) or guarantee certain capital markets indebtedness of XPO or any guarantor of the New Notes. The New Notes and the guarantees thereof will be unsecured, unsubordinated indebtedness of XPO and the guarantors.

The Indenture contains certain customary covenants and events of default (subject in certain cases to customary grace and cure periods).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated into this Item 1.01 by reference.

Term Loan Incremental and Refinancing Transactions

Also on August 25, 2016, XPO entered into that certain Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement) (the “Amendment”), by and among XPO, its subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent (the “Administrative Agent”), amending that certain Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Term Loan Credit Agreement”), by and among XPO, the other subsidiaries from time to time party thereto, as guarantors, the lenders from time to time party thereto and the Administrative Agent.

Pursuant to the Amendment, the outstanding $1,592 million principal amount of term loans under the Term Loan Credit Agreement (the “Existing Term Loans”) were replaced with a like aggregate principal amount of new term loans (the “New Term Loans”) having substantially similar terms as the

Existing Term Loans, other than with respect to the applicable interest rate and prepayment premiums in respect of certain voluntary prepayments. The interest rate margin applicable to the New Term Loans was reduced from 3.50% to 2.25%, in the case of base rate loans, and from 4.50% to 3.25%, in the case of LIBOR loans.

In addition, pursuant to the Amendment, XPO borrowed an additional $400 million of Incremental Term B-1 Loans (the “Incremental Term B-1 Loans”) and an additional $50 million of Incremental Term B-2 Loans (the “Incremental Term B-2 Loans”). The New Term Loans, Incremental Term B-1 Loans and Incremental Term B-2 Loans have identical terms, other than with respect to original issue discount, and will mature on October 30, 2021.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On August 11, 2016, XPO provided notice to The Bank of New York Mellon Trust Company, as trustee (in such capacity, the “2019 Notes Trustee”) under that certain Indenture, dated as of August 25, 2014 (as amended, supplemented or otherwise modified from time to time, the “2019 Notes Indenture”), by and among XPO, the guarantors party thereto and the 2019 Notes Trustee, that on September 12, 2016 (the “Redemption Date”), XPO intends to redeem all of its outstanding 7.875% Notes due 2019 (the “2019 Notes”) issued under the 2019 Notes Indenture, subject to the satisfaction of certain conditions. With the closing of the transactions described herein, such conditions have been satisfied, and the 2019 Notes will be redeemed at a redemption price equal to 103.938% of the principal amount of the 2019 Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption”). On August 25, 2016, using proceeds from the New Notes, the Incremental Term B-1 Loans and the Incremental Term B-2 Loans, together with cash on hand, XPO irrevocably deposited (or caused to be irrevocably deposited) with the 2019 Notes Trustee funds sufficient to satisfy and discharge its obligations under the 2019 Notes Indenture. XPO directed the 2019 Notes Trustee to apply such funds to pay interest due on the 2019 Notes on September 1, 2016 and to effect the Redemption on September 12, 2016.

Item 2.03.	Creation of a Direct Financial Obligations.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of August 25, 2016, among XPO Logistics, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

10.1	Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, by and among XPO Logistics, Inc., the subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully manage our growth, including by maintaining effective internal controls; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to retain our and our acquired businesses’ largest customers; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our strategy, including retention of acquired companies’ key employees; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; weather and other service disruptions; governmental regulation; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2016	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of August 25, 2016, among XPO Logistics, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

10.1	Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, by and among XPO Logistics, Inc., the subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent